SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    July 22, 2003

            PRACTICEWORKS, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-16079	52-2259090
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1765 The Exchange Atlanta, Georgia	30339
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:                (770) 850-5006

                                    NOT APPLICABLE
(Former name or former address, if changed since last report)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

99.1       Press release dated July 22, 2003 issued by PracticeWorks, Inc.

Item 9.  Regulation FD Disclosure (Information is being provided under Item 12).

The information contained in this Item 9 of this Current Report is being furnished pursuant to “Item 12.  Results of Operations and Financial Condition” of Form 8–K.

The information in this Current Report, including the  attached Exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filings under Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

On  July 22, 2003, PracticeWorks, Inc. issued a press release announcing financial results for the quarter ended June 30, 2003, a copy of which is attached as Exhibit 99.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2003	/s/ Richard E. Perlman Richard E. Perlman, Chairman

EXHIBIT INDEX

Exhibit No.

99.1       Press release dated July 22, 2003 issued by PracticeWorks, Inc.